UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022 (January 31, 2022)

Sterling Bancorp
(Webster Financial Corporation, as successor by merger to Sterling Bancorp)
(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Blue Hill Plaza, Second Floor, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STL	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Non-cumulative Perpetual Preferred Stock, Series A	STLPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01          Completion of Acquisition or Disposition of Assets.

On January 31, 2022, Sterling Bancorp (“Sterling”) completed its previously announced merger (the “Merger”) with Webster Financial Corporation (“Webster”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 18, 2021, between Sterling and Webster.  At the effective time of the Merger (the “Effective Time”), Sterling merged with and into Webster, with Webster as the surviving corporation in the Merger.  Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.01 per share, of Sterling (“Sterling Common Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.4630 of a share of common stock of Webster (the “Exchange Ratio” and such shares, the “Merger Consideration”), par value $0.01 per share (“Webster Common Stock”), with cash (without interest) paid in lieu of fractional shares.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Sterling equity award granted under Sterling’s equity compensation plans, other than unvested Sterling restricted stock awards held by non-employee directors, was converted into a corresponding award with respect to Webster Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio.  Each such converted Webster equity award continues to be subject to the same terms and conditions as applied to the corresponding Sterling equity award immediately prior to the Effective Time, except that, in the case of Sterling performance awards, the number of shares underlying the converted Webster equity award was determined with any performance goals deemed satisfied at the higher of the target level of performance and actual performance through the latest practicable date prior to the Effective Time.  At the Effective Time, each outstanding unvested restricted stock award held by a non-employee director of Sterling vested and was converted into the right to receive the Merger Consideration in respect of each share of Sterling Common Stock subject to such Sterling restricted stock award immediately prior to the Effective Time.

At the Effective Time, each share of Sterling’s 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, with a liquidation preference of $1,000 per share (“Sterling Preferred Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive one (1) share of Webster preferred stock designated as 6.50% Series G Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share, with a liquidation preference of $1,000 per share (“Webster Series G Preferred Stock”).  In addition, at the Effective Time, each outstanding Sterling depositary share representing a 1/40th interest in a share of Sterling Preferred Stock (each, a “Sterling Depositary Share”) was converted into a Webster depositary share representing a 1/40th interest in a share of Webster Series G Preferred Stock.

Immediately following the Merger, on February 1, 2022, Sterling National Bank, a national bank and a wholly-owned subsidiary of Sterling, merged with and into Webster Bank, National Association, a national bank and a wholly-owned subsidiary of Webster (the “Bank Merger”), with Webster Bank, National Association as the surviving entity in the Bank Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to Sterling’s Current Report on Form 8-K, filed on April 22, 2021, and incorporated herein by reference.

Item 3.01	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Sterling notified the New York Stock Exchange (“NYSE”) that a certificate of merger had been filed with the Secretary of State of the State of Delaware and requested that NYSE (i) suspend trading of Sterling Common Stock and Sterling Depositary Shares prior to the opening of trading on February 1, 2022, (ii) withdraw Sterling Common Stock and Sterling Depositary Shares from listing on NYSE prior to the opening of trading on February 1, 2022 and (iii) file with the Securities and Exchange Commission (the “SEC”) notifications on Form 25 of delisting of Sterling Common Stock and Sterling Depositary Shares and of deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, Sterling Common Stock and Sterling Depositary Shares will no longer be listed on NYSE.

Webster, as successor to Sterling, intends to file with the SEC a certification on Form 15 requesting the termination of registration of Sterling Common Stock and Sterling Depositary Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

At the Effective Time, each holder of a certificate or book-entry share representing any shares of Sterling Common Stock or Sterling Preferred Stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On January 31, 2022, Sterling was merged with and into Webster pursuant to the Merger Agreement, with Webster as the surviving corporation in the Merger.

The information set forth in Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of Sterling’s twelve (12) directors resigned from the board of directors of Sterling, and Webster expanded the size of its board of directors to fifteen (15) directors.  Seven (7) former directors of Sterling were appointed by the board of directors of Webster to serve as directors of Webster, in each case effective as of the Effective Time:  Jack L. Kopnisky, Mona Aboelnaga Kanaan, John P. Cahill, James J. Landy, Maureen B. Mitchell, Richard L. O’Toole and William E. Whiston.

Also at the Effective Time, in accordance with the terms of the Merger Agreement, all of Sterling’s executive officers ceased serving as executive officers of Sterling.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, Sterling ceased to exist and the Certificate of Incorporation and the Bylaws of Sterling ceased to be in effect by operation of law.  The Fourth Amended and Restated Certificate of Incorporation of Webster and the Bylaws of Webster were amended on January 31, 2022, and the Fourth Amended and Restated Certificate of Incorporation of Webster and the Bylaws of Webster, as in effect immediately prior to the Effective Time, remained the Fourth Amended and Restated Certificate of Incorporation, as amended, and Bylaws of Webster, as amended, in each case consistent with the terms of the Merger Agreement.

Copies of Webster’s Fourth Amended and Restated Certificate of Incorporation, Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, Certificate of Designations of 6.50% Series G Non-Cumulative Perpetual Preferred Stock, Bylaws and Amendment to the Bylaws are included as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3, Exhibit 3.4 and Exhibit 3.5 hereto, respectively, each of which is incorporated by reference herein. The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On February 1, 2022, Sterling and Webster jointly issued a press release announcing the completion of the Merger and the Bank Merger.  A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated April 18, 2021, between Sterling Bancorp and Webster Financial Corporation (incorporated by reference to Exhibit 2.1 of Sterling’s Form 8-K filed with the SEC on April 22, 2021).

3.1
Fourth Amended and Restated Certificate of Incorporation of Webster Financial Corporation (incorporated by reference to Exhibit 3.1 to Webster Financial Corporation’s Form 8-K, filed with the SEC on April 29, 2016 (File No. 001-31486)).

3.2
Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation of Webster Financial Corporation, effective as of January 31, 2022 (incorporated by reference to Exhibit 3.2 to Webster Financial Corporation’s Form 8-K filed with the SEC on February 1, 2022).

3.3
Certificate of Designations of 6.50% Series G Non-Cumulative Perpetual Preferred Stock of Webster Financial Corporation, effective as of January 31, 2022 (incorporated by reference to Exhibit 3.3 to Webster Financial Corporation’s Form 8-K filed with the SEC on February 1, 2022).

3.4	Bylaws of Webster Financial Corporation (incorporated by reference to Exhibit 3.1 to Webster Financial Corporation’s Form 8-K filed with the SEC on March 17, 2020 (File No. 001-31486)).
3.5
Amendment to Bylaws of Webster Financial Corporation, effective as of January 31, 2022 (incorporated by reference to Exhibit 3.5 to Webster Financial Corporation’s Form 8-K filed with the SEC on February 1, 2022).

99.1	Joint Press Release, dated February 1, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION (as successor by merger to Sterling Bancorp)

Date: February 1, 2022	By:	/s/ John R. Ciulla
John R. Ciulla
President and Chief Executive Officer